File pursuant to Rule 497(a) File No. 333-218611 Rule 482ad Eagle point credit company Introduction to the company and clo equity June 13, 2017

IMPORTANT INFORMATION This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with Eagle Point Credit Company Inc. (the “Company”) or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any such securities, and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective. This presentation is solely for the use of the intended recipient(s). The information and its contents are the property of Eagle Point Credit Management LLC and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only. Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved. An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein. Neither Eagle Point Credit Management LLC nor the Company provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisers regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO collateral managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such. This report does not purport to be complete and no obligation to update or revise any information herein is being assumed. ABOUT EAGLE POINT CREDIT COMPANY The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available. FORWARD-LOOKING STATEMENTS These materials may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this presentation may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this presentation.

TABLE OF CONTENTS Introduction to Eagle Point Credit Company CLO Equity Overview Portfolio and Financial Statistics Appendix

Introduction to ECC Company and Adviser Overview The Company: Eagle Point Credit Company Inc. (“ECC”) IPO Date October 7, 2014 Primary Investment Objective To generate high current income by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs” Total Market Capitalization $528.5 million(1) The Adviser: Eagle Point Credit Management LLC (“Eagle Point” or the “Adviser”) History Formed in 2012 by Thomas Majewski and funds managed by Stone Point Capital Asset Under Management $1.7 billion(2) managed on behalf of institutional, high net worth and retail investors Combined market capitalization of ECC, ECCA, ECCB and ECCZ as of June 8, 2017. As of March 31, 2017 and inclusive of capital commitments that were undrawn as of such date.

Introduction to ECC ECC Highlights Attractive Asset Class Eagle Point believes CLO equity provides an efficient and attractive way to gain exposure to U.S. senior secured loans Specialized Investment Team Eagle Point is exclusively focused on CLO securities and related investments Each member of the senior investment team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career Differentiated Investment Strategy and Process ECC pursues a differentiated private equity style investment approach focused on proactively sourcing investment opportunities in CLO equity ECC typically seeks to take significant stakes in its CLO equity investments and to influence the key terms and conditions of such investments Alignment of Interests Management and affiliates have approximately $183.1 million invested in ECC, ECCA and ECCZ(1) Track Record Since its IPO, ECC has, on average, traded at a premium to book value during a time in which the Wells Fargo BDC Index, on average, traded at a discount to book value(2) Common stock currently pays monthly distribution(3) Amount includes holdings of Eagle Point, its senior personnel and the Trident V Funds managed by Stone Point Capital LLC as of May 31, 2017 (based on market values as of June 8, 2017). Past performance is not indicative of, or a guarantee of, future performance. See page 9. Based on the payment or declaration of eight separate distributions of $0.20 per share of common stock since February 24, 2017 and based on ECC’s closing market price on June 8, 2017. To date since inception, certain distributions have consisted of a return of capital as estimated in the Company’s Section 19 notices available on its website (www.eaglepointcreditcompany.com). For distributions relating to the fiscal year ended 12/31/16, 5.83% of the distribution made by the Fund was estimated to be comprised of return of capital and 5.00% was estimated to be comprised of capital gains. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

5 Experienced Senior Investment Team INTRODUCTION TO ECC 21 Years in Financial Services 15 Years in CLO Industry Background Founder of Eagle Point Direct experience in the CLO market dating back to the late 1990s ?Longstanding experience as a CLO industry investor and investment banker ?Former Head of CLO Banking at RBS and Merrill Lynch ?Former U.S. country head at AMP Capital/AE Capital, responsible for investing in senior secured loans, structured products, and other private assets on behalf of several Australian investors Thomas Majewski Chief Executive Officer Member of ECC’s Board of Directors 11 Years in Financial Services 11 Years in CLO Industry Background CLO structuring specialist Direct experience in the CLO market dating back to 2006 ?Specialized exclusively in structured finance throughout entire career ?Former Vice President at Bank of America Merrill Lynch in the CLO structuring group responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process Daniel Ko Principal and Portfolio Manager 20 Years in Financial Services 14 Years in CLO Industry Background Manager evaluation and diligence specialist Direct experience in the CLO market dating back to the late 1990s ?Former Investment Analyst at 1199SEIU responsible for the private equity, special opportunities credit, and real estate portfolios ?Former Co-Founder of Structured Capital Partners, a financial holding company formed to invest in CLO and structured credit managers ?Former investment banker JPMorgan Securities, focused on asset management firms including CLO collateral managers Daniel Spinner, CAIA Principal and Portfolio Manager

INTRODUCTION TO ECC

Securities Outstanding

EAGLE POINT CREDIT COMPANY

Eagle Point, its management and affiliates have $183.1 million invested in ECC, ECCA and ECCZ[3]

NYSE Ticker: ECC		NYSE Ticker: ECCA		NYSE Ticker: ECCB		NYSE Ticker: ECCZ	
Common Stock		Series A Term Preferred Stock Due 2022 $25 Liquidation Preference		Series B Term Preferred Stock Due 2026 $25 Liquidation preference		Unsecured Notes Due 2020 $25 Par Denominations	
Market Cap:[1]	$372.2mm	Market Cap:[1]	$46.7mm	Market Cap:[1]	$47.6mm	Market Cap:[1]	$62.0mm
Price per share:[1]	$20.59	Price per share:[1]	$25.68	Price per share:[1]	$25.86	Price per share:[1]	$25.85
Current Distribution:[2]	$0.20	Coupon:	7.75%	Coupon:	7.75%	Coupon:	7.00%
Current Distribution Rate:[2]	11.66%	Yield to Maturity[1]:	7.17%	Yield to Maturity[1]:	7.29%	Yield to Maturity[1]:	6.42%
Payment:[2]	Monthly	Payment:	Monthly	Payment:	Monthly	Payment:	Quarterly
Maturity Date:	N/A	Maturity Date:	6/30/22 (NC 3)	Maturity Date:	10/30/26 (NC 5)	Maturity Date:	12/31/20 (NC 2)
Market Value Held by Insiders:[3]	$182.5mm	Market Value Held by Insiders:[3]	$496.5k	Market Value Held by Insiders:[3]	$0	Market Value Held by Insiders:[3]	$57.8k

(1) As of June 8, 2017. As of this date, ECCA, ECCB and ECCZ have $45.45mm, $46mm and $60mm of principal amount outstanding, respectively. Yield is shown to the stated maturity based on market prices as of June 8, 2017. The security has an optional call provision prior to the stated maturity date as noted in the table above. If called prior to stated maturity, the yield could be adversely impacted.

(2) Based on the payment or declaration of eight separate distributions of $0.20 per share of common stock since February 24, 2017 and based on ECC's closing market price on June 8, 2017. To date since inception, certain distributions have consisted of a return of capital as estimated in the Company's Section 19 notices available on its website (www.eaglepointcreditcompany.com). For distributions relating to the fiscal year ended 12/31/16, 5.83% of the distribution made by the Fund was estimated to be comprised of return of capital and 5.00% was estimated to be comprised of capital gains. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company's investment performance and should not be confused with "yield" or "income". Future distributions may consist of a return of capital. **Not a guarantee of future distributions or yield.**

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(3) Amount includes holdings of Eagle Point, its senior personnel and the Trident V Funds managed by Stone Point Capital LLC as of May 31, 2017 (based on market values as of June 8, 2017).

Past performance is not indicative of, or a guarantee of, future performance.

INTRODUCTION TO ECC Value of $100 Invested (October 7, 2014 through June 8, 2017)(1) For the period October 7, 2014 –June 8, 2017, ECC generated a total return(1)of 45.23% versus 18.62% for the Wells Fargo BDC Index(2) Performance Since IPO: Total Return $45 $55 $65 $75 $85 $95 $105 $115 $125 $135 $145 ECC WF BDC Index $145.23 $118.62 10/7/14 12/31/14 3/26/15 6/19/15 9/12/15 12/6/15 2/29/16 5/24/16 8/17/16 11/10/16 2/3/17 4/29/17 Total return is calculated as the percent change in the value of $100 invested during the period and assumes that any dividends or distributions are reinvested. Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than those shown. The Wells Fargo BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the New York Stock Exchange or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders. You cannot invest directly in an index.

Introduction to ECC Performance Since IPO: Price to Book Ratio For the period October 7, 2014 – June 8, 2017, ECC traded at an average premium to book value of 10.15% during a time in which the Wells Fargo BDC Index(1) has traded at an average discount of -6.88% Price to Book Ratio(2) (October 7, 2014 through June 8, 2017) The Wells Fargo BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the New York Stock Exchange or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders. You cannot invest directly in an index. Price to book is calculated as price per share divided by book value per share, which for ECC, reflects management’s reported estimate of book value for periods where final determined book values are not available. Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than those shown. Source: Bloomberg. 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% 10/7/14 12/31/14 3/26/15 6/19/15 9/12/15 12/6/15 2/29/16 5/24/16 8/17/16 11/10/16 2/3/17 4/29/17 ECC WF BDC Index 101.98% 116.26% Average: 93.12% Average:110.15%

INTRODUCTION TO ECC Private equity approach to fixed income investing Investment Strategy and Process Proactive sourcing of investment opportunities ? Utilization of our methodical and rigorous investment analysis and due diligence process ? Involvement at the CLO formation and structuring stage enables us to influence the key terms and conditions of the investment for significant primary market investments ? Ongoing monitoring and diligence Objective Outperformance Relative to the CLO Market(1) In the primary CLO market, the Adviser seeks to invest in CLO securities that it believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period.

CLO EQUITY OVERVIEW U.S. CLO Issuance ($ Billions) Source: S&P Capital IQ. The CLO market is the largest source of capital for the U.S. senior secured loan market The CLO Market is Large and Important to the Loan Market $9 $12 $16 $25 $53 $97 $89 $14 $1 $1 $12 $54 $83 $124 $99 $72 $17 $0 $50 $100 $150 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 Demand for Institutional Leveraged Loans (2016) Hedge, Distressed & High-Yield Funds 6% Loan Mutual Funds 21% CLOs 55% Insurance Companies 5% Finance Companies & Securities Firms 3% Banks 10%

CLO EQUITY OVERVIEW Eagle Point Believes CLO Equity is an Attractive Asset Class Why invest in CLO equity? Potential for strong absolute and risk-adjusted returns Expected shorter duration high-yielding credit investment with potential for high quarterly cash distributions Expected protection against rising interest rates(1) Expected low-to-moderate correlation over the long-term with fixed income and equity The Adviser expects CLO equity to provide some measure of protection against rising interest rates when LIBOR is above the average LIBOR floor on a CLO’s underlying assets. However, CLO equity is still subject to other forms of interest rate risk.

80.4% 48.4% 28.8% 0% 30% 60% 90% Senior Secured Loans Senior Unsecured Bonds Subordinated Debt Average Recovery Rate Assets Liabilities and Equity % of Capital Structure ?Cash ?Receivables ?Inventory ?Property ?Plant ?Equipment ?Brands/Logos ?Intangibles ?Subsidiaries Senior Secured Loans First priority pledge of assets 40-60% Subordinated Bonds Generally unsecured 10-20% Equity Dividends restricted while Senior Secured Loan is outstanding 30-50% 12 Senior Secured Loans are the Raw Materials of CLOs CLO EQUITY OVERVIEW Past performance is not indicative of,or a guarantee of,future performance. Representative Obligor Capital Structure Moody’s Average Recovery Rate (1988–2011) Reflects general market terms as of the date hereof; actual terms of any loan will vary. Source: Moody’s Investor Service –Lessons from 1,000 Corporate Defaults. ? Senior: Senior position in a company’s capital structure ?Secured: First lien security interest in a company’s assets ?Floating Rate:Reduces interest rate risk associated with fixed rate bonds ?Low LTV: Senior secured loans often have a loan-to-value ratio of approximately 40% -60% Senior secured loans represent direct credit exposure

6.8% 11.2% 10.3% 8.9% 7.5% 8.3% 5.3% 4.7% 4.9% 2.7% 1.1% 11.0% 5.6% 5.7% 7.3% 1.9% -28.8% 44.9% 10.0% 1.8% 9.4% 6.2% 2.1% -0.4% 9.9% 1.2% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD 3/31/17 13 Positive Loan Market Track Record CLO EQUITY OVERVIEW Past performance is not indicative of, or a guarantee of, future performance. (1) The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. Similarly, since 2001, from a total return perspective, the S&P/LSTA Leveraged Loan Index experienced only two down years (2008 and 2015 with returns of -29.1% and -0.7%, respectively). The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon weightings, spreads and interest payments. Source: Credit Suisse Credit Suisse Leveraged Loan Index (“CSLLI”) Annual Total Return 1 Annualized Return: 5.7%(1) First Down Year Second Down Year Since 1992, the CSLLI has experienced only two years of negative annual returns

14 The Spread in Loan Market Remains at High End of Historical Range CLO EQUITY OVERVIEW Past performance is not indicative of, or a guarantee of, future performance. (1) The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. Source: Credit Suisse Credit Suisse Leveraged Loan Index (“CSLLI”) Spread 1 The current CSLLI spread is approximately 75 bps higher than 1992 to 2016’s average of 298 bps 247 244 233 229 254 240 238 264 284 287 303 317 286 256 255 258 270 307 352 376 409 386 386 387 391 374 150 bps 200 bps 250 bps 300 bps 350 bps 400 bps 450 bps 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 5/31/17 Spread Average Average: 298 bps

15 CLOs are Securitizations of a Portfolio of Senior Secured Loans CLO EQUITY OVERVIEW Assets Liabilities + Equity Primarily Floating Rate Collateral Portfolio of primarily senior secured loans Rated BB or B on average Typically 5-8 year maturity Senior Debt Typically AAA rated Primarily Floating Rate CLO Debt Key CLO Structural Features 1. Actively managed portfolio 2. Match funded (i.e., limited refinancing risk) 3. No mark to market triggers (i.e., nomarg in calls or forced sales) 4. Equity optionality over debt for majority holder due to protective rights Subordinated Debt Various tranches typically rated from AA to B Equity Tranche Not rated Note: The CLO structure highlighted on this page is a hypothetical structure, and the structure of CLOs in which ECC invests may vary substantially from the example ECC invests primarily in the equity and subordinated debt tranches

16 PORTFOLIO AND FINANCIAL STATISTICS (1) As of March 31,2017 Portfolio Construction Number of CLO securities and related investments 59 Number and investment style of collateral managers 26 different collateral managers with varying styles CLO vintage periods 2012, 2013, 2014, 2015, 2016 and 2017 ECC’s Portfolio Asset Summary(1) Eagle Point seeks to construct a portfolio of CLO securities that provides varied exposure across a number of key categories

17 PORTFOLIO AND FINANCIAL STATISTICS Portfolio Investments and Underlying Portfolio Characteristics Summary of ECC’s Portfolio of Investments 1 As of April 30, 2017, ECC’s portfolio was invested across 66 investments CLO Equity 95.7% (58 Investments) Loan Accumulation Facilities 2.6% (3 Investments) CLO Debt 1.6% (5 Investments) Number of Unique Underlying Obligors 1,175 Largest Exposure to an Individual Obligor 1.00% Average Individual Obligor Exposure 0.09% Top 10 Obligors Exposure 6.94% Currency: USD Exposure 100.00% Aggregate Indirect Exposure to Senior Secured Loans 3 97.89% Weighted Average Junior OC Cushion 4.26% Weighted Average Market Value of Collateral 98.64% Weighted Average Stated Spread 3.81% Weighted Average LIBOR4 Floor 0.95% Weighted Average % of Floating Rate Loans w/ LIBOR4 Floors 87.19% Weighted Average Rating5 B+/B Weighted Average Maturity 5.2 years Summary of Underlying Portfolio Characteristics 2 The summary portfolio investments shown is based on the estimated fair value of the underlying positions. The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e., loan accumulation facilities) held by the Company as of April 30, 2017 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to April 2017 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, April 2017 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of April 30, 2017 and this data may not be representative of current or future holdings. We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs. “LIBOR” refers to the London Interbank Offered Rate. Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.

18 PORTFOLIO AND FINANCIAL STATISTICS Obligor and Industry Exposures Obligor and Industry Exposure As of April 30, 2017, ECC has exposure to 1,175 unique underlying borrowers across a range of industries Top 10 Underlying Obligors1 % Total Dell 1.0% Asurion 0.9% Numericable 0.7% American Airlines 0.7% Bass Pro Group 0.7% First Data 0.7% TransDigm 0.6% WME/IMG Worldwide 0.6% Albertsons 0.5% Community Health Systems 0.5% Total 6.9% Top 10 Industries of Underlying Obligors1,2 % Total Health care 8.7% Electronics/electrical 7.3% Business equipment & services 7.2% Telecommunications 5.2% Leisure goods/activities/movies 4.4% Financial intermediaries 4.4% Retailers (except food and drug) 3.9% Chemicals & plastics 3.9% Building & Development 3.7% Utilities 3.6% Total 52.3% The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e., loan accumulation facilities) held by the Company as of April 30, 2017 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to April 2017 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, April 2017 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of April 30, 2017 and this data may not be representative of current or future holdings. Industry categories are based on the S&P industry categorization of each obligor as set forth in CLO trustee reports relating to investments held by the Company or, if such information is not available in CLO trustee reports, the categories are based on equivalent categorizations as reported by a third party data provider. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower or in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

PORTFOLIO AND FINANCIAL STATISTICS

Maturity Distribution of Underlying Obligors

Prior to 2020, only 6.6% of ECC's underlying loan portfolio is scheduled to mature

Maturity Distribution of Underlying Obligors[1]



40%
20%
0%
% of ECC Exposure
0.2%
1.5%
4.9%
11.8%
21.1%
19.3%
25.7%
15.5%
2017
2018
2019
2020
2021
2022
2023
2024+
Maturity

(1) The information presented herein is on a look-through basis to the collateralized loan obligation, or "CLO", equity and related investments (i.e., loan accumulation facilities) held by the Company as of April 30, 2017 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to April 2017 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, April 2017 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of April 30, 2017 and this data may not be representative of current or future holdings.

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portfolio and Financial statistics(1) Summary Financial and Portfolio Statistics Certain of the information contained herein is unaudited. The information shown above is derived from the Company’s 2016 Annual Reports, 2016 Semi-Annual Report, interim quarterly unaudited financial statements for other periods, and/or other related financial information. Per share amount is based on a daily weighted average of shares of common stock outstanding for the period. Cash distributions include funds received from CLOs called during the quarter (which funds include a return of the Company's remaining invested capital in the applicable CLOs). To date, a portion of certain such distributions has been estimated to be a return of capital as noted in the Company’s Section 19 notices available on its website (www.eaglepointcreditcompany.com). A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” In February 2017, the Company announced its intention to make distributions on its common stock on a monthly basis rather than a quarterly basis. The change in the distributions paid per share of common stock from $0.60 in the prior quarter to $0.40 in Q1 2017 was a result of the conversion to a monthly distribution frequency during the period (Figures are per share of common stock) "Q1 2017 (Unaudited)" Q4 2016 "Q3 2016 (Unaudited)" "Q2 2016 (Unaudited)" "Q1 2016 (Unaudited)" Q4 2015 U.S. GAAP Net Investment Income ("NII") before Excise Tax (2) $0.52 $0.51 $0.51 $0.55 $0.61 $0.53 U.S. GAAP Realized Gain/(Loss) (2) $0.08 $0.07 $0.03 $0.02 $0.00 $0.00 Total U.S.GAAP NII and Realized Gain/(Loss) before Excise Tax (2) $0.60 $0.58 $0.54 $0.57 $0.61 $0.53 Excise Tax (2) $0.00 ($0.04) $0.00 $0.00 $0.00 $0.00 Total U.S.GAAP NII and Realized Gain/(Loss) (2) $0.60 $0.54 $0.54 $0.57 $0.61 $0.53 Portfolio Cash Distributions Received (2) (3) $1.75 $1.64 $1.43 $1.68 $1.50 $1.53 Quarterly Common Share Distributions (4) (5) $0.40 $0.60 $0.60 $0.60 $0.60 $0.60 Special Common Share Distributions $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 Total Common Share Distributions $0.40 $0.60 $0.60 $0.60 $0.60 $0.60 Common Share Market Price (period end) $20.85 $16.71 $17.16 $16.10 $16.40 $16.43 Net Asset Value (period end) $17.13 $17.48 $16.66 $14.46 $13.02 $13.72 $ Premium / (Discount) $3.72 ($0.77) $0.50 $1.64 $3.38 $2.71 % Premium / (Discount) 21.7% -4.4% 3.0% 11.3% 26.0% 19.8% (Figures below are in millions, except shares outstanding) Assets CLO Equity $380.04 $385.60 $282.19 $243.09 $178.46 $182.95 CLO Debt $6.87 $7.19 $6.01 $6.04 $5.02 $5.84 Loan Accumulation Facilities $14.74 $17.95 $47.76 $17.32 $64.17 $45.48 Cash $15.81 $26.25 $26.23 $53.43 $0.17 $21.94 Receivables and Other Assets $19.14 $11.38 $13.89 $10.50 $23.94 $12.74 Liabilities Notes (Net of Deferred Issuance Costs) ($57.88) ($57.81) ($57.74) ($47.83) ($23.86) ($23.80) Preferred Stock (Net of Deferred Issuance Costs) ($87.34) ($87.44) ($43.70) ($43.62) ($43.55) ($43.48) Payables and Other Liabilities ($8.86) ($15.07) ($19.27) ($20.22) ($24.37) ($12.07) Net Assets $282.52 $288.05 $255.36 $218.71 $179.99 $189.61 Weighted Avg of Common Shares for the period 16,475,041 15,541,220 15,136,621 14,461,275 13,825,135 13,820,110 Common Shares Outstanding at end of period 16,489,431 16,474,879 15,328,326 15,122,491 13,825,135 13,820,110

21 Loan Market Statistics: Leverage Multiple (Debt to EBITDA) APPENDIX (1) Defined as issuers with EBITDA of more than $50 million. Prior to 2011, media and telecom deals were excluded. EBITDA adjusted for prospective cost savings or synergies. Source: S&P Capital IQ. Average Leverage Multiples of Large Corporate Loans1 5.4x 5.0x 4.6x 4.2x 4.0x 4.0x 4.1x 4.3x 4.3x 4.4x 4.9x 3.7x 4.1x 3.9x 4.4x 4.6x 4.7x 4.9x 4.7x 5.0x 4.9x 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 FLD/EBITDA SLD/EBITDA Other Sr Debt/EBITDA Sub Debt/EBITDA

22 Loan Market Statistics: Interest Coverage (EBITDA to Interest) APPENDIX .. (1) Defined as issuers with EBITDA of more than $50 million. Prior to 2011, media and telecom deals were excluded. EBITDA adjusted for prospective cost savings or synergies. Source: S&P Capital IQ Average Interest Coverage Multiples of Large Corporate Loans1 1.3x 1.7x 1.5x 2.5x 2.3x 2.4x 2.4x 2.1x 2.0x 2.0x 2.3x 2.9x 2.9x 3.5x 3.9x 3.9x 4.0x 3.5x 3.0x 2.9x 3.8x 3.9x 4.1x 3.9x 3.8x 4.1x 4.1x 4.2x 3.8x 4.2x 1987 1988 1989 1990 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 1Q17 EBITDA-Capex/Cash Interest EBITDA/Cash Interest

APPENDIX

Loan Market Statistics: Annual Revenue Change (YoY)

Annual Revenue Change (YoY) for Below Investment Grade Companies



16.9%
16.5%
11.1%
(4.9%)
(7.3%)
(11.3%)
(3.2%)
12.9%
5.2%
8.0%
14.5%
13.7%
21.0%
18.0%
14.0%
14.0%
12.0%
9.1%
9.9%
8.9%
10.5%
9.3%
11.0%
13.5%
16.3%
12.4%
12.5%
13.6%
10.3%
6.3%
3.9%
5.4%
4.8%
7.2%
8.5%
6.2%
8.7%
Revenue Growth % (YoY)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17

Source: S&P Capital IQ.

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APPENDIX

Board of Directors

EAGLE POINT CREDIT COMPANY

Board Member	Committee	Experience	Independent Director
James R. Matthews 24 yrs experience	Chairman of Board (Since May 2014)	▪ *Principal of Stone Point (since 2011), Eagle Point Director* ▪ Prior to Stone Point, was Senior Managing Director and Co-Head of Private Equity at Evercore Partners and General Partner at Welsh Carson Anderson & Stowe	–
Thomas P. Majewski 21 yrs experience	Board Member (Since May 2014)	▪ *Managing Partner at Eagle Point Credit Management (since 2012) and Director and CEO of Eagle Point Credit Company* ▪ Prior to Eagle Point, was Head of U.S. CLO banking at RBS Securities and CLO banking at Merrill Lynch	–
Scott W. Appleby[(2)] 20+ yrs experience	Audit[(1)] Nominating (Since May 2014)	▪ *President of Appleby Capital, Inc. (since 2009)* ▪ Prior experience at Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber	✓
Kevin F. McDonald 19+ yrs experience	Audit[(1)] Nominating (Since May 2014)	▪ *Director of Business Development of Folger Hill Asset Management, LP (since December 2014)* ▪ Prior experience includes Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; and Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.	✓
Paul E. Tramontano 30+ yrs experience	Audit[(1)] Nominating (Since May 2014)	▪ *Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015* ▪ Prior experience includes founding member of Constellation Wealth Advisors LLC and Co-Chief Executive Officer from April 2007 to October 2015. Additionally, had spent 17 years at Citi Smith Barney as a Managing Director and Senior Advisor of Citi Family Office	✓
Jeffrey L. Weiss[(3)] 25+ yrs experience	Audit[(1)] Nominating (Since May 2014)	▪ *Private Investor as of 2012* ▪ Previously, Global Head of Financial Institutions at Barclays and a Managing Director at Lehman Brothers	✓

(1) Audit Committee comprised of 100% independent directors.

(2) Mr. Appleby is Chair of the Nominating Committee.

(3) Mr. Weiss is Chair of the Audit Committee.`

24

COMPANY INFORMATION 25 Eagle Point Credit Company Inc. 20 Horseneck Lane Greenwich, CT 06830 ICR (Media and Investor Relations) IR@eaglepointcredit.com (203) 340 8510